UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 3, 2007 (December 29, 2006)

CYTOKINETICS, INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-50633 (Commission File Number)	94-3291317 (IRS Employer Identification No.)
280 East Grand Avenue
South San Francisco, California 94080
(Address of principal executive offices, including zip code)
650-624-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.69
EXHIBIT 10.70
EXHIBIT 99.1

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On December 29, 2006, Cytokinetics, Incorporated (the “Company”) entered into a Collaboration and Option Agreement (the “Collaboration Agreement”) with Amgen Inc. (“Amgen”) to discover, develop and commercialize novel small-molecule therapeutics that activate cardiac muscle contractility for potential applications in the treatment of heart failure. In addition, the terms of the Collaboration Agreement grant Amgen an option to participate in future development and commercialization of the Company’s lead drug candidate arising from this program, CK-1827452. The collaboration is worldwide, excluding Japan.
Under the terms of the Collaboration Agreement, the Company will receive a non-refundable up-front license and technology access fee of $42 million. In connection with the Collaboration Agreement, the Company also entered into a Common Stock Purchase Agreement with Amgen (the “CSPA”), which provides for the sale of 3,484,806 shares of the Company’s common stock (the “Shares”) at a price per share of $9.47 and an aggregate purchase price of approximately $33.0 million, and a Registration Rights Agreement (“RRA”) that provides Amgen with certain registration rights with respect to the Shares. Pursuant to the terms of the CSPA, Amgen has agreed to certain trading and other restrictions with respect to the Company’s common stock. The Company and Amgen have also entered into a security agreement in connection with the Collaboration Agreement that will provide Amgen with a security interest in certain patents and related property to secure the Company’s obligations under the Collaboration Agreement.
Joint research activities under the Collaboration Agreement will focus on identifying and characterizing activators of cardiac myosin as back-up and follow-on potential drug candidates to CK-1827452. During the initial two year research term, in addition to performing research at its own expense under the collaboration, the Company will continue to conduct all development activities at its own expense for CK-1827452 subject to Amgen’s option and according to an agreed development plan. Amgen’s option is exercisable upon the satisfaction of certain conditions including CK-1827452 being developed to meet pre-defined criteria in Phase 2a clinical trials. To exercise its option, Amgen would pay a non-refundable exercise fee of $50 million and thereafter would be responsible for development and commercialization of CK-1827452 and related compounds, at its expense, subject to certain development and commercial participation rights of the Company.
Under the terms of the Collaboration Agreement, the Company may be eligible to receive pre-commercialization and commercialization milestone payments of up to $600 million in the aggregate on CK-1827452 and other potential products arising from research under the collaboration as well as royalties that escalate based on increasing levels of annual net sales of products commercialized under the Collaboration Agreement. The Collaboration Agreement also provides for the Company to receive increased royalties by co-funding Phase 3 development costs of drug candidates under the collaboration. If the Company elects to co-fund such costs, it would be allowed to co-promote products in North America and participate in agreed commercial activities in institutional care settings, at Amgen’s expense. If Amgen elects not to exercise its option on CK-1827452, the Company may then proceed to independently develop CK-1827452 and the research collaboration would terminate.
The Company relied on the exemption from registration contained in Section 4(2) of the Securities Act, and Regulation D, Rule 506 thereunder, in connection with the issuance and sale of the Shares to Amgen.
A copy of the Collaboration Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, or another report filed with the Securities and Exchange Commission. A copy of the CSPA and a copy of the RRA are attached hereto as Exhibits 10.69 and 10.70, respectively, and are incorporated by reference into this Item 1.01.
On January 3, 2007, the Company also issued a press release announcing the Company’s entry into the Collaboration Agreement and the sale of the Shares. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.
The information under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.
ITEM 8.01. OTHER EVENTS
On Wednesday, January 3, 2007 at 10:00 a.m. Eastern Time, the Company will hold a conference call that will be simultaneously webcast and will be accessible in the Investor Relations section of the Company’s website. For further information please go to www.cytokinetics.com. The live audio of the conference call is also accessible via telephone to investors, members of the news media and the general public by dialing either (866) 999-CYTK (2985) (United States and Canada) or (706) 679-3078 (international) and typing in the passcode 5174484. An archived replay of the webcast will be available via the Company’s website until February 3, 2007. The replay will also be available via telephone from January 3, 2007 at 11:30 a.m. Eastern Time until February 3, 2007 by dialing (800) 642-1687 (United States and Canada) or (706) 645-9291 (international) and typing in the passcode 5174484. A copy of this press release is being filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 8.01.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.69	Common Stock Purchase Agreement, dated as of December 29, 2006, by and between the Company and Amgen Inc.

10.70	Registration Rights Agreement, dated as of December 29, 2006, by and between the Company and Amgen Inc.

99.1	Collaboration Agreement Press Release, dated January 3, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED
By:	/s/ James H. Sabry
James H. Sabry
Chief Executive Officer

Date: January 3, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.69	Common Stock Purchase Agreement, dated as of December 29, 2006, by and between the Company and Amgen Inc.

10.70	Registration Rights Agreement, dated as of December 29, 2006, by and between the Company and Amgen Inc.

99.1	Collaboration Agreement Press Release, dated January 3, 2007.

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